UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 29, 2023
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
Presented below are the voting results for the proposals, described in detail in the Definitive Proxy Statement of Digital Turbine, Inc. (the “Company”) filed with the Securities and Exchange Commission on July 18, 2023 submitted to our stockholders at the Company’s 2023 annual meeting of stockholders held on August 29, 2023 (the “Annual Meeting”).
At of the close of business on July 6, 2023, the record date for the Annual Meeting, a total of 100,289,110 shares of our common stock and 100,000 shares of our Series A preferred stock (“Preferred Stock”), which are convertible into 20,000 shares of common stock, were outstanding and entitled to vote at our Annual Meeting. Preferred Stock is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of our common stock.
At the Annual Meeting, the aggregate number of shares present or represented by valid proxy was 74,866,086 shares or 74.7% of shares entitled to vote. Therefore, a quorum was present for purposes of the Annual Meeting.
Proposal 1    Election of Directors
The stockholders elected eight directors to serve until the annual meeting of stockholders in 2024 with the following vote:

Name of Director Elected	Votes For	Votes Withheld	Broker Non-Votes
Roy H. Chestnutt	54,661,977	1,082,826	19,121,283
Robert Deutschman	51,286,312	4,458,491	19,121,283
Holly Hess Groos	54,643,177	1,101,626	19,121,283
Mohan S. Gyani	52,418,708	3,326,095	19,121,283
Jeffrey Karish	52,757,235	2,987,568	19,121,283
Mollie V. Spilman	54,539,940	1,204,863	19,121,283
Michelle M. Sterling	53,186,981	2,557,822	19,121,283
William G. Stone III	54,495,303	1,249,500	19,121,283
Proposal 2    Advisory Vote on Executive Compensation
The non-binding advisory resolution approving the compensation of the Company’s named executive officers, commonly referred to as “say-on-pay”, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
48,547,809	6,909,959	287,035	19,121,283
Proposal 3    Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm
The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2024, was ratified with the following vote:

For	Against	Abstain	Broker Non-Votes
71,453,581	3,160,573	251,932	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 29, 2023	Digital Turbine, Inc.
	By:	/s/ James Barrett Garrison
James Barrett Garrison
Executive Vice President & Chief Financial Officer